Summary Prospectus Supplement	January 17, 2018

Putnam VT Multi-Cap Growth Fund
Summary Prospectus dated April 30, 2017

The section Fund summary - Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Katherine Collins, Head of Sustainable Investing, portfolio manager of the fund since 2018
R. Shepherd Perkins, Portfolio Manager, portfolio manager of the fund since 2018

Sub-advisor
Putnam Investments Limited*
*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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